UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Revenues
Vessel operating revenues	$ 174,932	$ 179,204
Operating expenses
Voyage expenses	(1,302)	(1,035)
Vessel operating expenses	(34,485)	(32,999)
Administrative expenses	(5,261)	(6,067)
Depreciation	(37,455)	(35,870)
Operating income	96,429	103,233
Other income/(expenses)
Interest income	2,059	2,973
Interest expense	(53,806)	(53,526)
Extinguishment of long-term debt	0	(10,238)
Gain on derivatives	10,781	14,264
Other financial items	(352)	(1,118)
Income before tax	55,111	55,588
Income tax expense	(52)	(41)
Net income	$ 55,059	$ 55,547
Earnings/(loss) per share:
Basic (in USD per share)	$ 1.02	$ 1.03
Diluted (in USD per share)	$ 1.02	$ 1.03